UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2012

W. P. CAREY INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction

of Incorporation)

001-13779	45-4549771
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K is being filed for the purpose of establishing W. P. Carey Inc., a Maryland corporation (the “Registrant”), as the successor issuer pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to timely disclose events required to be disclosed on Form 8-K with respect to W. P. Carey & Co. LLC, a Delaware limited liability company (the “Predecessor Registrant”) and the Registrant.

Item 2.01 — Completion of Acquisition or Disposition of Assets

On September 28, 2012, as part of the plan to reorganize the business operations of the Predecessor Registrant in order to qualify as a real estate investment trust (“REIT”) for federal income tax purposes, the Predecessor Registrant merged with and into the Registrant, with the Registrant as the surviving corporation, succeeding to and continuing to operate the existing business of the Predecessor Registrant.

The conversion of the Predecessor Registrant to a REIT was implemented through a series of reorganizations and transactions, including, among other things (i) certain mergers of subsidiaries of the Predecessor Registrant with and into the Registrant, (ii) the merger of the Predecessor Registrant with and into the Registrant, with the Registrant surviving the merger (the “W. P. Carey Merger”) pursuant to a definitive agreement and plan of merger dated as of February 17, 2012 between the Predecessor Registrant and the Registrant, and (iii) the qualification by the Registrant as a REIT for federal income tax purposes (collectively, the “REIT Conversion”).

In addition, the Predecessor Registrant and Corporate Property Associates 15 Incorporated, a publicly held, non-traded REIT affiliate of the Predecessor Registrant (“CPA®:15”), had proposed a combination of their companies by a merger and related transactions (the “Merger”) pursuant to a definitive agreement and plan of merger dated as of February 17, 2012 (the “Merger Agreement”) with each holder of CPA®:15 common stock issued and outstanding immediately prior to the effective time of the Merger to receive, for each share of CPA®:15 common stock held, consideration consisting of: (i) $1.25 in cash and (ii) 0.2326 shares of Common Stock as defined below (the “Merger Consideration”).

The REIT Conversion and the Merger (collectively, the “Transactions”) were approved by the requisite vote of shareholders of the Predecessor Registrant at a special meeting held on September 13, 2012. At the effective time of the W. P. Carey Merger, each outstanding listed share of the Predecessor Registrant, no par value per share (the “Listed Shares”), was converted into the right to receive an equal number of shares of the Registrant’s common stock, par value $0.001 per share (the “Common Stock”), which are subject to certain share ownership and transfer restrictions designed to protect the Registrant’s ability to qualify for REIT status. Based on the number of Listed Shares outstanding on September 28, 2012, at the effective time of the W. P. Carey Merger, the Registrant issued approximately 40,396,245 shares of its Common Stock in the W. P. Carey Merger. The REIT Conversion was completed on September 28, 2012.

The Merger was approved by the requisite vote of the stockholders of CPA®:15 at a special meeting held on September 13, 2012. At the effective time of the Merger, each share of CPA®:15 common stock issued and outstanding immediately prior to the effective time of the Merger, other than shares owned by holders of CPA®:15 common stock who had perfected their appraisal rights, were cancelled and ultimately converted into the Merger Consideration. Based on the number of shares of CPA®:15 common stock outstanding on September 28, 2012, the Registrant issued, in the aggregate, approximately 28,170,643 shares of its Common Stock in connection with the Merger and paid total cash consideration of $151,492,854. The Merger was completed on September 28, 2012. In sum, as a result of the Transactions, approximately 68,566,888 shares of Common Stock were issued by the Registrant.

The shares of Common Stock issued in the Transactions were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registrant’s registration statement on Form S-4 (File No. 333-180328) (the “Registration Statement”), which was declared effective by the U.S. Securities and Exchange Commission (the “Commission”) on July 30, 2012. Shares of Common Stock trade on the same exchange, the New York Stock Exchange (“NYSE”), and under the same symbol, “WPC,” as the Listed Shares of the Predecessor Registrant prior to the W. P. Carey Merger. As a result of the consummation of the Transactions, the Registrant succeeded to all the businesses, assets and liabilities of each of the Predecessor Registrant and CPA®:15 and owns all the assets previously held by and carries on the business of each of the Predecessor Registrant and CPA®:15.

Pursuant to Rule 12g-3(d) under the Exchange Act, the Registrant is deemed to be the successor issuer to the Predecessor Registrant. The Common Stock is registered under Section 12(b) of the Exchange Act pursuant to the Form 8-A filed by the Registrant on September 25, 2012.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 17, 2012, the Predecessor Registrant entered into an amended and restated credit agreement, by and among the Borrowers set forth therein, all of which are subsidiaries of the Predecessor Registrant, the Predecessor Registrant as guarantor, the Lenders from time to time party thereto (as defined in the Amended and Restated Credit Facility), and Bank of America, N.A., as Administrative Agent (the “Amended and Restated Credit Facility”) including a new term loan facility in an aggregate principal amount of up to $175 million (the “Term Facility”), the proceeds of which were available to finance the Merger and related transaction costs and expenses. In connection with the Transactions described above, the Registrant borrowed $175 million under the Term Facility.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The issuance of the shares of Common Stock in the Transactions was registered under the Securities Act, pursuant to the Registrant’s registration statement on Form S-4 (File No. 333-180328), which was declared effective by the Commission on July 30, 2012. As disclosed above, shares of Common Stock currently trade on the same exchange, the NYSE, and under the same symbol, “WPC,” as the Listed Shares of the Predecessor Registrant prior to the W. P. Carey Merger. On September 28, 2012, in anticipation of the Listed Shares being converted into Common Stock in connection with the W. P. Carey Merger, the Predecessor Registrant requested that the NYSE file with the Commission a Form 25 to remove Listed Shares from listing on the NYSE. Following the filing of the Form 25 by the NYSE, the Predecessor Registrant expects to file a Form 15 with the Commission to terminate the registration of the Listed Shares.

Item 3.03 Material Modification to Rights of Security Holders.

After giving effect to the Transactions, as of September 28, 2012, there were approximately 68,566,888 shares of Common Stock issued and outstanding. The description of Common Stock contained in the section titled “Description of W. P. Carey Inc. Shares” in the proxy statement/prospectus that forms a part of the Registration Statement is incorporated by reference herein. This description is filed for purposes of Section 18 of the Exchange Act and incorporated by reference into the Registrant’s registration statements filed under the Securities Act. In addition, information relating to the Common Stock under the heading “Certain Material Provisions of Maryland Law and Our Charter and Bylaws” and “Comparison of Rights of Shareholders of W. P. Carey and Stockholders of W. P. Carey Inc.” in the proxy statements/prospectus that forms a part of the Registration Statement are also incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 8.01 “Other Events” concerning the adoption and assumption of the Plans (as defined below) is incorporated herein by reference.

Item 8.01 Other Events.

The Board of Directors of the Registrant approved the adoption and assumption of (i) the W. P. Carey & Co. LLC 2009 Share Incentive Plan, as amended and restated (the “2009 Share Incentive Plan”), (ii) the W. P. Carey & Co. LLC 2009 Non-Employee Directors’ Incentive Plan, as amended and restated (the “2009 Non-Employee Directors’ Incentive Plan”), (iii) the W. P. Carey & Co. LLC Employee Share Purchase Plan, as amended and restated, (iv) W. P. Carey & Co. LLC 1997 Share Incentive Plan, as amended and (v) W. P. Carey & Co. LLC 1997 Non-Employee Directors’ Incentive Plan, as amended, (collectively, the “Plans”) effective at the effective time of the W. P. Carey Merger.

Equity-based awards of the Predecessor Registrant outstanding immediately prior to the completion of the W. P. Carey Merger were converted upon completion of the W. P. Carey Merger into equity-based awards with respect to the Registrant’s Common Stock and were assumed by Registrant (“Assumed Awards”). Additionally, (i) the form of Share Option Agreement under the 2009 Share Incentive Plan, (ii) the form of Restricted Share Agreement under the 2009 Share Incentive Plan, (iii) the form of Restricted Share Unit Agreement under the 2009 Share Incentive Plan, (iv) the form of Long-Term Performance Share Unit Award Agreement under the 2009 Share Incentive Plan, and (v) the form of Restricted Share Unit Agreement under the W. P. Carey LLC 2009 Non-Employee Directors’ Incentive Plan, and (vi) the terms of the Assumed Awards respectively made pursuant to the terms of the agreements referenced in clauses (i) through (v), were each amended. Copies of the Plans as amended to reflect their adoption and assumption by the Registrant and the foregoing forms of agreements, as amended, are attached as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibits 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, and 10.10 respectively, to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

ITEM 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Form of Articles of Amendment and Restatement of W. P. Carey Inc., incorporated by reference to Annex F to Registrant’s Registration Statement on Form S-4/A filed with the SEC on July 27, 2012 (File No. 333-180328).

3.2	Form of Amended & Restated Bylaws of W. P. Carey Inc., incorporated by reference to Annex G to Registrant’s Registration Statement on Form S-4/A filed with the SEC on July 27, 2012 (File No. 333-180328).

4.1	Form of W. P. Carey Inc. Common Stock Certificate, incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-4/A filed with the SEC on July 27, 2012 (File No. 333-180328).

10.1†	W. P. Carey Inc. 2009 Share Incentive Plan, as amended and restated, incorporated by reference to Exhibit 99.1 to post-effective amendment No. 1 to Form S-8 filed by the Registrant on October 1, 2012 (File No. 333-160078).*

10.2†	W. P. Carey Inc. 2009 Non-Employee Directors’ Incentive Plan, as amended and restated, incorporated by reference to Exhibit 99.2 to post-effective amendment No. 1 to Form S-8 filed by the Registrant on October 1, 2012 (File No. 333-160079).*

10.3†	W. P. Carey & Co. LLC 1997 Share Incentive Plan, as amended, incorporated by reference to Exhibit 10.8 to the Predecessor Registrant’s Quarterly Report on Form 10-Q filed with the SEC on August 7, 2009 (File No. 001-13779).*

10.4†	W. P. Carey & Co. LLC 1997 Non-Employee Directors’ Incentive Plan, as amended, incorporated by reference to Predecessor Registrant’s definitive Schedule 14A filed April 30, 2007.*

10.5†	W. P. Carey Inc. Employee Share Purchase Plan, as amended and restated, incorporated by reference to Exhibit 99.5 to post-effective amendment No. 1 to Form S-8 filed by the Registrant on October 1, 2012 (File No. 333-56121).*

10.6	Form of Share Option Agreement under the 2009 Share Incentive Plan, as amended, incorporated by reference to Predecessor Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 filed August 6, 2009.*

10.7	Form of Restricted Share Agreement under the 2009 Share Incentive Plan, as amended, incorporated by reference to Predecessor Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 filed August 6, 2009.*

10.8	Form of Restricted Share Unit Agreement under the 2009 Share Incentive Plan, as amended, incorporated by reference to Predecessor Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 filed August 6, 2009.*

10.9	Form of Long-Term Performance Share Unit Award Agreement under the 2009 Share Incentive Plan, as amended, incorporated by reference to Predecessor Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 filed August 6, 2009.*

10.10	Form of Restricted Share Unit Agreement under the W. P. Carey LLC 2009 Non-Employee Directors’ Incentive Plan, as amended, incorporated by reference to Predecessor Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 filed August 6, 2009.*

†	As of the effective time of the W. P. Carey Merger, this plan was assumed by the Registrant pursuant to actions taken by the Registrant’s board of directors at a duly constituted meeting on September 13, 2012.
*	The referenced exhibit is a management contract or a compensation plan or arrangement described in Item 601(b)(10(iii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey Inc.

Date: October 4, 2012	By:	/s/ Susan C. Hyde
Susan C. Hyde
Managing Director

Exhibit Index

Exhibit No.	Description

3.1	Form of Articles of Amendment and Restatement of W. P. Carey Inc., incorporated by reference to Annex F to Registrant’s Registration Statement on Form S-4/A filed with the SEC on July 27, 2012 (File No. 333-180328).

3.2	Form of Amended & Restated Bylaws of W. P. Carey Inc., incorporated by reference to Annex G to Registrant’s Registration Statement on Form S-4/A filed with the SEC on July 27, 2012 (File No. 333-180328).

4.1	Form of W. P. Carey Inc. Common Stock Certificate, incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-4/A filed with the SEC on July 27, 2012 (File No. 333-180328).

10.1†	W. P. Carey Inc. 2009 Share Incentive Plan, as amended and restated, incorporated by reference to Exhibit 99.1 to post-effective amendment No. 1 to Form S-8 filed by the Registrant on October 1, 2012 (File No. 333-160078).*

10.2†	W. P. Carey Inc. 2009 Non-Employee Directors’ Incentive Plan, as amended and restated, incorporated by reference to Exhibit 99.2 to post-effective amendment No. 1 to Form S-8 filed by the Registrant on October 1, 2012 (File No. 333-160079).*

10.3†	W. P. Carey & Co. LLC 1997 Share Incentive Plan, as amended, incorporated by reference to Exhibit 10.8 to the Predecessor Registrant’s Quarterly Report on Form 10-Q filed with the SEC on August 7, 2009 (File No. 001-13779).*

10.4†	W. P. Carey & Co. LLC 1997 Non-Employee Directors’ Incentive Plan, as amended, incorporated by reference to Predecessor Registrant’s definitive Schedule 14A filed April 30, 2007.*

10.5†	W. P. Carey Inc. Employee Share Purchase Plan, as amended and restated, incorporated by reference to Exhibit 99.5 to post-effective amendment No. 1 to Form S-8 filed by the Registrant on October 1, 2012 (File No. 333-56121).*

10.6	Form of Share Option Agreement under the 2009 Share Incentive Plan, as amended, incorporated by reference to Predecessor Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 filed August 6, 2009.*

10.7	Form of Restricted Share Agreement under the 2009 Share Incentive Plan, as amended, incorporated by reference to Predecessor Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 filed August 6, 2009.*

10.8	Form of Restricted Share Unit Agreement under the 2009 Share Incentive Plan, as amended, incorporated by reference to Predecessor Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 filed August 6, 2009.*

10.9	Form of Long-Term Performance Share Unit Award Agreement under the 2009 Share Incentive Plan, as amended, incorporated by reference to Predecessor Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 filed August 6, 2009.

10.10	Form of Restricted Share Unit Agreement under the W. P. Carey LLC 2009 Non-Employee Directors’ Incentive Plan, as amended, incorporated by reference to Predecessor Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 filed August 6, 2009.

†	As of the effective time of the W. P. Carey Merger, this plan was assumed by the Registrant pursuant to actions taken by the Registrant’s board of directors at a duly constituted meeting on September 13, 2012.
*	The referenced exhibit is a management contract or a compensation plan or arrangement described in Item 601(b)(10)(iii) of Regulation S-K.